DIREXION FUNDS

Supplement dated December 6, 2016

to the Statements of Additional Information (“SAI”)

for each series of the Direxion Funds

The Board of Trustees of the Direxion Funds (“Trust”) has appointed Kent Barnes to serve as the Chief Compliance Officer (“CCO”) of the Trust effective December 1, 2016. All references to Angela Brickl as CCO of the Trust appearing in the Trust’s SAIs are hereby replaced with Mr. Barnes to reflect this change.

Additionally, the following is added to the table under “Principal Officers of the Trust” to each of the Trust’s SAIs:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Kent Barnes Age: 48	Chief Compliance Officer	One Year; Since 2016	Director of Compliance, since April 2016, Rafferty Asset Management, LLC; formerly, General Counsel–Alternative Investments, USBFS (2006–2016)	N/A	N/A

For more information, please contact the Funds at (866) 851-0511.
Please retain this Supplement with your SAI.